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                                                                    EXHIBIT 10.2

                                    AMENDMENT
                                       OF
           STOCK PURCHASE, REORGANIZATION AND JOINT VENTURE AGREEMENT

                  This AMENDMENT OF STOCK PURCHASE, REORGANIZATION TO JOINT VENTURE AGREEMENT is made and entered into as of the 31st day March, 1995, by and among CTI PET SYSTEMS, INC., a Tennessee corporation (hereinafter "CPS"); SIEMENS MEDICAL SYSTEMS, INC., a Delaware corporation (hereinafter "Siemens"; successor in interest to Siemens Gammasonics, Inc.); and DR. TERRY D. DOUGLASS, DR. RONALD NUTT, MICHAEL C. CRABTREE, and J. KELLY MILAM (hereinafter "Management").

                  WHEREAS, CPS, Siemens and Management have heretofore made and entered into a Stock Purchase, Reorganization and Joint Venture Agreement dated as December 10, 1987 (hereinafter, the "Joint Venture Agreement"), pursuant to which Siemens purchased and holds a 49.9% interest in CPS, and pursuant to which Siemens and CTI, Inc. (hereinafter "CTI"), which holds the remaining 50.1 % interest in CPS, operate CPS as a joint venture company; and

                  WHEREAS, CPS has distributed its assets, liabilities and business relating to cyclotrons and radioisotope delivery systems (together, "RDS Products") to its shareholders, Siemens and CTI, and is no longer in the business of manufacturing RDS Products; and

                  WHEREAS, the parties wish to amend the Joint Venture Agreement to reflect that the CPS Business no longer includes RDS Products.

                  NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto mutually agree as follows:

                  1. Agreement. The Joint Venture Agreement is incorporated herein by reference. As amended hereby, the Joint Venture Agreement shall remain in full force and effect.

                  2. CPS Business. All references to cyclotrons and radioisotope delivery systems are deleted from the Joint Venture Agreement. The definition of "CPS Business" at Section 1.4 of the Joint Venture Agreement is amended to delete cyclotrons and RDS products, and shall hereafter be as follows:

                  1.4 "CPS Business" shall mean the business conducted by CPS in developing, acquiring, manufacturing, assembling, selling and distributing the following products:

                           (a)      Probes for the detection of positron
                                    emitters;


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                           (b)      Planar cameras dedicated for coincidence
                                    detection of positron emitters; and

                           (c) Ring tomographs (emission computerized axial tomograph image devices) and other positron image devices.

                  3. The address of counsel to CPS to whom copies of notices to CTI are sent (Section 22.5 of the Joint Venture Agreement) is changed to:

                                    Dennis R. McClane
                                    Woolf, McClane, Bright, Allen & Carpenter
                                    900 South Gay Street, Suite 900
                                    Knoxville, Tennessee 37902
                                    Telecopier (615) 215-1001

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

CTI PET SYSTEMS, INC.                       MANAGEMENT:



By:      /s/ Terry D. Douglass                     /s/ Terry D. Douglass
   ----------------------------------       -----------------------------------
     Terry D. Douglass                      Dr. Terry D. Douglass
     President
                                                   /s/ Ronald Nutt
                                            -----------------------------------
                                            Dr. Ronald Nutt

SIEMENS MEDICAL SYSTEMS, INC.
                                                  /s/ Michael C. Crabtree
                                            -----------------------------------
                                            Michael C. Crabtree
By:      /s/ Thomas N. McCausland
   ----------------------------------
     Thomas N. McCausland                          /s/ J. Kelly Milam
     Group V.P.                             -----------------------------------
                                            J. Kelly Milam